EXHIBIT 23.2


                  INDEPENDENT AUDITORS' CONSENT

     We consent to incorporation by reference in the Registration Statement on Form S-8 of Grand Premier Financial, Inc. of our report dated January 31, 1996, accompanying the consolidated financial statements of Northern Illinois Financial Corporation contained in the final prospectus filed pursuant to Rule 424(b)(3) and included in the Registration Statement on Form S-4 of Grand Premier Financial, Inc., File No. 333-03327.



                                   Hutton, Nelson & McDonald LLP



Oakbrook Terrace, Illinois
September 5, 1996








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